Exhibit 10.41
EXECUTION

SUBORDINATION AGREEMENT

DATED 20 OCTOBER, 2016

between

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
(as Borrower)

NET1 UEPS TECHNOLOGIES, INC.
(as Holdco)

THE PERSONS LISTED IN SCHEDULE 1
(as Original Subordinated Creditors)

THE PERSONS LISTED IN SCHEDULE 2
(as Original Intergroup Debtors)

THE PERSONS LISTED IN SCHEDULE 3
(as Original Senior Creditors)

with

FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(as Facility Agent)

THIS AGREEMENT is made between:

(1)	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED, registration number 2002/031446/07 (the Borrower);

(2)	NET1 UEPS TECHNOLOGIES, INC., a Florida corporation (Holdco);

(3)	THE PERSONS LISTED IN SCHEDULE 1 (The Original Subordinated Creditors) as subordinated creditors (in this capacity, the Original Subordinated Creditors);

(4)	THE PERSONS LISTED IN SCHEDULE 2 (The Original Intergroup Debtors) as intergroup debtors (in this capacity, the Intergroup Debtors);

(5)	THE PERSONS LISTED IN SCHEDULE 3 (The Original Senior Creditors) as senior creditors (in this capacity, the Original Senior Creditors); and

(6)	FIRSTRAND BANK LIMITED as facility agent of the other Finance Parties (the Facility Agent).

IT IS AGREED as follows:

BACKGROUND:

(A)	The Intergroup Debtors and the Subordinated Creditors enter into this Agreement in connection with the Finance Documents (as defined in the Common Terms Agreement, as defined below).

(B)	Each Subordinated Creditor has agreed to subordinate its Subordinated Debt (as defined below) to the Senior Debt (as defined below) on the terms and conditions set out in this Agreement.

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

1.1.1	Accession Letter means, in relation to an Additional Intergroup Debtor and an Additional Subordinated Creditor, a document substantially in the form set out in Schedule 5 (Form of Accession Letter);

1.1.2	Additional Intergroup Debtor means any person that accedes and becomes party to this Agreement as an Intergroup Debtor in accordance with Clause 15.2 (Changes to the Parties);

1.1.3	Additional Subordinated Creditor means any person that accedes and becomes party to this Agreement as a Subordinated Creditor in accordance with Clause 15.3 (Changes to the Parties);

1.1.4

Common Terms Agreement means the common terms agreement dated on or about the Signature Date, between, amongst others, Net1 Applied Technologies South Africa Proprietary Limited (as borrower), Net1 UEPS Technologies, Inc. (as holdco), FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as original senior lender), FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as mandated lead arranger) and the Facility Agent (as agent of the other Finance Parties);

1.1.5	Final Discharge Date means the "Final Discharge Date" as defined in the Common Terms Agreement;

1.1.6

Intergroup Debt means all Liabilities payable or owing by any Intergroup Debtor to a Subordinated Creditor, and all the claims of a Subordinated Creditor against any Intergroup Debtor from time to time;

1.1.7	Intergroup Debtors means:

(a)	the Original Intergroup Debtors; and

(b)	any Additional Intergroup Debtor,

and Intergroup Debtor, as the context requires, means any of them;

1.1.8	Liability means any present or future liability (actual or contingent), together with:

(a)	any permitted novation, deferral or extension of that liability;

(b)	any further advance which may be made under any agreement expressed to be supplemental to any document in respect of that liability, together with all related interest, fees and costs;

(c)	any claim for damages or restitution in the event of rescission of that liability or otherwise;

(d)	any claim arising from any recovery by a payment or discharge in respect of that liability on grounds of preference or otherwise; and

(e)	any amount which would be included in any of the above, but for its discharge, non-provability, unenforceability or non-allowability in any insolvency or other proceedings;

1.1.9	Party means a party to this Agreement;

1.1.10	Permitted Payment means a payment by the Borrower or an Intergroup Debtor to a Subordinated Creditor:

(a)	which is permitted by clause 25.19 (Distributions) of the Common Terms Agreement; or

(b)	made with the express prior written consent of the Facility Agent;

1.1.11	Proceeds Account means a dedicated, single-purpose proceeds account held in the name of a Subordinated Creditor with the Facility Agent;

1.1.12	Senior Creditors means:

(a)	the Original Senior Creditors; and

(b)	any person which becomes party to the Common Terms Agreement and the Intercreditor Agreement as a Finance Party after the Signature Date, in accordance with the provisions of those agreements,

and Senior Creditor, as the context requires, means any of them;

1.1.13	Senior Debt means all Liabilities payable or owing by any Obligor to a Senior Creditor, and all the claims of a Senior Creditor against any Obligor, from time to time;

1.1.14	Shareholder Debt means all Liabilities payable or owing by the Borrower to Holdco, and all the claims of Holdco against the Borrower from time to time;

1.1.15	Signature Date means the date on which, once this Agreement has been signed by all the Parties, it is signed by the last Party to do so;

1.1.16	Subordinated Creditor means:

(a)	each Original Subordinated Creditor; and

(b)	any Additional Subordinated Creditor,

and Subordinated Creditor, as the context requires, means any of them;

1.1.17	Subordinated Debt means:

(a)	any Shareholder Debt; and

(b)	any Intergroup Debt;

1.1.18	Subordinated Document means any document evidencing or recording the terms of, or any guarantee or Security for, any Subordinated Debt; and

1.1.19	Subordination Period means the period beginning on the Signature Date and ending on the Final Discharge Date.

1.2	Construction

1.2.1	Unless expressly defined in this Agreement, terms and expressions defined in the Common Terms Agreement have the same meaning in this Agreement.

1.2.2

The provisions of clause 1.3 (Construction) and 1.4 (Third party rights) of the Common Terms Agreement apply to this Agreement as though they were set out in full in this Agreement, except that references to the Common Terms Agreement are to be construed as references to this Agreement.

1.2.3	Any undertaking of the Borrower, a Intergroup Debtor or a Subordinated Creditor under this Agreement remains in force during the Subordination Period.

1.2.4

If any amount paid to a Senior Creditor under a Finance Document is capable of being avoided or otherwise set aside on the liquidation or administration of the payer or otherwise, then that amount will not be considered to have been irrevocably discharged for the purposes of this Agreement.

2.	SUBORDINATION

At all times during the Subordination Period:

2.1	the Subordinated Debt is subordinate in right of payment to all Senior Debt, which (whether secured or unsecured) ranks in priority to the Subordinated Debt in all respects; and

2.2	except for a Permitted Payment, a payment of any amount of the Subordinated Debt is conditional upon the Senior Debt having been irrevocably and unconditionally discharged in full.

3.	UNDERTAKINGS

3.1	Undertakings of the Borrower and the Intergroup Debtors

3.1.1	Except as provided below, during the Subordination Period the Borrower and each Intergroup Debtor shall not:

(a)	pay or repay or make any distribution in respect of, any Subordinated Debt owed by it whether in cash or kind from any source;

(b)	allow any of its Affiliates to purchase or acquire any of the Subordinated Debt owed by it;

(c)	allow any Subordinated Debt owed by it in respect of which Security has been granted for the benefit of a Senior Creditor to be discharged;

(d)	allow to exist the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of any Subordinated Debt owed by it;

(e)	allow any Subordinated Debt owed by it to be evidenced by a negotiable instrument;

(f)	allow any Subordinated Debt owed by it to be subordinated to any person other than in accordance with this Agreement; or

(g)	take or omit to take any action which might impair the priority or subordination achieved or intended to be achieved by this Agreement.

3.1.2	Notwithstanding Clause 3.1.1 above, the Borrower and each Intergroup Debtor may:

(a)	make a Permitted Payment; and

(b)	do anything prohibited by Clause 3.1.1 above with the express prior written consent of the Facility Agent.

3.2	Undertakings of the Subordinated Creditors

3.2.1	Except as provided below, during the Subordination Period a Subordinated Creditor shall not:

(a)	demand or receive payment of, or any distribution in respect or on account of, any Subordinated Debt owed to it, whether in cash or in kind from any source;

(b)	allow any Subordinated Debt owed to it in respect of which Security has been granted for the benefit of a Senior Creditor to be discharged;

(c)	allow to exist or receive the benefits of any Security, guarantee, indemnity or other assurance against loss in respect of the Subordinated Debt owed to it;

(d)	allow any Subordinated Debt owed to it to be evidenced by a negotiable instrument;

(e)	allow any Subordinated Debt owed to it to be subordinated to any person otherwise than in accordance with this Agreement;

(f)	take or omit to take any action which might impair the priority or subordination achieved or intended to be achieved by this Agreement.

3.2.2	Notwithstanding Clause 3.2.1 above, a Subordinated Creditor may:

(a)	receive and retain for its own benefit a Permitted Payment; and

(b)	do anything prohibited by Clause 3.2.1 above with the express prior written consent of the Facility Agent.

4.	INSOLVENCY

In this Clause 4 (Insolvency), Insolvency Event means:

4.1

any resolution is passed or order made for a winding-up, bankruptcy, liquidation, dissolution, administration, business rescue, re-organisation or moratorium of or in respect of the Borrower or an Intergroup Debtor, or any analogous proceedings affecting the Borrower or an Intergroup Debtor in any jurisdiction; or

4.2	the Borrower or any Intergroup Debtor enters into any composition or arrangement with its creditors generally; or

4.3	any event analogous to any of the foregoing occurs in relation to the Borrower or an Intergroup Debtor or its assets in any jurisdiction.

4.4	Filing of claims

4.4.1

Subject to Clause 4.4.2 below, if an Insolvency Event occurs, each Subordinated Creditor undertakes in favour of the Senior Creditors that it will not, at any time during the Subordination Period, without the express prior written consent of the Facility Agent:

(a)	claim, enforce and prove for any Subordinated Debt owed to it by an Intergroup Debtor;

(b)	exercise any powers of convening meetings, voting and representation in respect of the Subordinated Debt owed to it by an Intergroup Debtor;

(c)	file claims and proofs, give receipts and take any proceedings in respect of the Subordinated Debt owed to it by an Intergroup Debtor;

(d)	do anything to recover the Subordinated Debt owed to it by an Intergroup Debtor; and

(e)	receive any distributions on or in respect of the Subordinated Debt owed to it by an Intergroup Debtor.

4.4.2

If an Insolvency Event occurs, a Subordinated Creditor may, subject to Clause 4.5 below, if it has given the Facility Agent not less than 15 Business Days express prior written notice, enforce and prove for the Subordinated Debt owed to it by an Intergroup Debtor and take any action referred in Clause 4.4.1 if, should it fail to do or take those actions, it will permanently lose its right to claim. If a Subordinated Creditor elects to do or take any such action, it must do so in a timely manner and as directed by the Facility Agent.

4.4.3

Each Subordinated Creditor hereby cedes in securitatem debiti to the Senior Creditors, individually and collectively, as a continuing general covering security for the due, proper and timeous payment in full of all the payment obligations of an Intergroup Debtor to the Senior Creditors under this Agreement, all its rights, title and interest in and to any and all claims that such Subordinated Creditor has against an Intergroup Debtor, as a result of exercising its rights under this Clause 4.4, which cession in security the Senior Creditors hereby accept. To the extent necessary, the Borrower and each Intergroup Debtor hereby consent to any splitting of claims which may arise as a result of the cession contained in this Clause.

4.5	Distributions

Until the Final Discharge Date, each Subordinated Creditor must:

4.5.1

direct the trustee in bankruptcy, liquidator or other person distributing the assets of the Borrower or any Intergroup Debtor or their proceeds, to pay all payments and distributions on the Subordinated Debt owed to it directly to the Facility Agent until the Senior Debt has been paid in full;

4.5.2

hold all payments and distributions (other than a Permitted Payment) in cash or in kind received or receivable by it or on its behalf in respect of the Subordinated Debt owed to it (whether from the Borrower, an Intergroup Debtor or from any other source) for the benefit of the Senior Creditors, and deposit all amounts received in cash into the Proceeds Account;

4.5.3

upon demand by the Facility Agent, immediately pay and transfer to the Facility Agent an amount equal to the amount of all payments and distributions (other than any Permitted Payment) received in respect of Subordinated Debt owed to it (up to a maximum of an amount equal to the Senior Debt) for application against the Senior Debt; and

4.5.4	give any notice and do anything which the Facility Agent (acting reasonably) may direct to give effect to this Clause 4.

4.6	Security cession in respect of Proceeds Account

4.6.1

Each Subordinated Creditor cedes in securitatem debiti, individually and collectively, as a continuing general covering security for the due, proper and timeous payment in full of all the payment obligations of the Subordinated Creditors to the Senior Creditors under this Agreement, all its rights, title and interest in and to its Proceeds Account and any monies standing to the credit of its Proceeds Account, which cession in security the Senior Creditors hereby accept. To the extent necessary, the Borrower and each Intergroup Debtor hereby consent to any splitting of claims which may arise as a result of the cession contained in this Clause.

4.6.2

Each Subordinated Creditor agrees that it may not encumber, withdraw or transfer any amount from its Proceeds Account, except as required under this Agreement or with the express prior written consent of the Facility Agent.

5.	ENFORCEMENT

5.1	Enforcement by the Subordinated Creditors

During the Subordination Period a Subordinated Creditor shall not:

5.1.1	accelerate any of the Subordinated Debt owed to it or otherwise declare any of that Subordinated Debt prematurely due and payable;

5.1.2	obtain or enforce any judgment against any Intergroup Debtor in respect of the Subordinated Debt owed to it;

5.1.3	enforce any Security created in its favour or for its benefit by any Subordinated Document;

5.1.4	initiate or support or take any steps with a view to:

(a)	any insolvency, liquidation, reorganisation, business rescue, administration or dissolution proceedings; or

(b)	any voluntary arrangement or assignment for the benefit of creditors; or

(c)	any similar proceedings,

involving any Intergroup Debtor, whether by petition or an application to court, convening a meeting, voting for a resolution or otherwise; or

5.1.5	bring or support any legal proceedings against any Intergroup Debtor (or any of its Subsidiaries); or

5.1.6	otherwise exercise any remedy for the recovery of the Subordinated Debt (except as provided in Clause 4.4.2 (Filing of claims) above).

5.2	Enforcement by Senior Creditors

The Senior Creditors, or any one of them, may enforce, or refrain from enforcing, their rights under the Finance Documents and the Transaction Security created by any Security Agreement:

5.2.1	in such manner as they see fit;

5.2.2	solely having regard to their interests;

5.2.3	without any liability or duty to the Subordinated Creditors.

6.	TURNOVER OF NON-PERMITTED RECOVERIES

6.1	Non-permitted payment

If a Subordinated Creditor:

6.1.1	receives a payment or distribution in respect of any of the Subordinated Debt from any Intergroup Debtor or any other source other than as allowed under this Agreement; or

6.1.2	receives the proceeds of any enforcement of any Security or any guarantee or other assurance against financial loss for any Subordinated Debt other than as allowed under this Agreement,

that Subordinated Creditor must receive and hold the amount received by it (up to a maximum of an amount equal to the Senior Debt) for the benefit of the Senior Creditors and within 5 Business Days pay that amount (up to that maximum) to the Facility Agent for application against the Senior Debt.

6.2	Non-permitted discharge

If, for any reason, any Subordinated Debt owed to a Subordinated Creditor is discharged in any manner other than as allowed under a Finance Document, that Subordinated Creditor must pay an amount equal to the amount discharged (up to a maximum of an amount equal to the Senior Debt) to the Facility Agent within 5 Business Days of receipt for application against the Senior Debt.

7.	AMENDMENTS TO THE SUBORDINATED DOCUMENTS

Neither the Parent nor any Subordinated Creditor may amend, waive or release any term of a Subordinated Document, except for an amendment which:

7.1	is a procedural, administrative or other change; and

7.2	does not prejudice any Senior Debt, any Senior Creditor or impair the subordination achieved or intended to be achieved by this Agreement.

8.	CONSENTS

8.1

No Subordinated Creditor will have any remedy or claim against any Intergroup Debtor or any Senior Creditor by reason of any transaction entered into between a Senior Creditor, the Borrower and/or any Intergroup Debtor (including any Finance Document) which may conflict with or constitute a default under any Subordinated Document.

8.2

Any waiver or consent granted by or on behalf of a Senior Creditor in respect of any Finance Document will be deemed to have been given also by each Subordinated Creditor, if any transaction or circumstances would, in the absence of such a waiver or consent by that Subordinated Creditor, conflict with a term of or constitute a default under any Subordinated Document.

9.	PROTECTION OF SUBORDINATION AND PRIORITY

9.1	Continuing subordination

The subordination and priority provisions in this Agreement constitute continuing subordination and priority undertakings and, until the Final Discharge Date, will benefit the ultimate balance of all of the Senior Debt, regardless of any intermediate payment or discharge in whole or in part.

9.2	Waiver of defences

The subordination and priority in this Agreement and the obligations of each Subordinated Creditor under this Agreement will not be affected by any act, omission, matter or thing (whether or not known to the Subordinated Creditors or any Senior Creditor) which, but for this provision, would reduce, release or prejudice the subordination or any of those obligations. This includes:

9.2.1	any time or waiver granted to, or composition with, any person;

9.2.2	any release of any person under the terms of any composition or arrangement;

9.2.3	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any person;

9.2.4	any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

9.2.5	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

9.2.6	any amendment of a Finance Document or any other document or security;

9.2.7	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

9.2.8	any insolvency, business rescue or similar proceedings.

9.3	Immediate recourse

9.3.1

Each Subordinated Creditor waives any right it may have of first requiring any Senior Creditor (or any trustee or other agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before enforcing its rights under this Agreement.

9.3.2	This waiver applies irrespective of any provision of a Finance Document to the contrary.

9.4	Non-competition

Except as permitted under Clause 4.4.2 (Filing of claims), until the Final Discharge Date or until the Facility Agent otherwise directs, no Subordinated Creditor will under any circumstance:

9.4.1

be entitled to any cession of action or otherwise be subrogated to any rights, security or moneys held, received or receivable by any Senior Creditor (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of that Subordinated Creditor's liability under this Agreement;

9.4.2	claim, rank, prove or vote as a creditor of any person or estate in competition with any Senior Creditor (or any trustee or other agent on its behalf); or

9.4.3	receive, claim or have the benefit of any payment, distribution or security from or on account of any person in respect of a Subordinated Debt.

10.	REPRESENTATIONS AND WARRANTIES

10.1	General

Each Subordinated Creditor makes the representations and warranties set out in this Clause 10, on its own behalf only, to each Senior Creditor. References in this Clause to "it" or "its" include, unless the context otherwise requires, is a reference to each Subordinated Creditor. The Senior Creditors enter into the Finance Documents on the strength of and relying on the representations and warranties set out in this Clause 10, each of which is a separate representation and warranty, given without prejudice to any other representation or warranty and is deemed to be a material representation or warranty (as applicable) inducing the Senior Creditors to enter into the Finance Documents.

10.2	Status

10.2.1	It is a limited liability company, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

10.2.2	It has the power to own its assets and conduct its business as it is being conducted.

10.3	Powers and authority

It has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, this Agreement and the transactions contemplated by this Agreement.

10.4	Legal validity

This Agreement constitutes its legally valid, binding and enforceable obligations (save to the extent that such enforcement is limited by laws of insolvency or other limitations on the rights of creditors generally).

10.5	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

10.5.1	any law or regulation applicable to it; or

10.5.2	its constitutional documents; or

10.5.3	any document which is binding upon it or any of its assets.

10.6	Authorisations

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement have been obtained or effected (as appropriate) and are in full force and effect.

10.7	Subordinated Debt

10.7.1

Each Subordinated Creditor is the sole legal and beneficial owner of the Subordinated Debt owed to it and of the benefits of any Subordinated Documents to which it is party as a creditor, free from any Security, option or subordination in favour of any person other than the Senior Creditors.

10.7.2	The Subordinated Debt is not subject to any set-off, counterclaim or other defence.

10.8	Immunity

10.8.1

The entry into by it of this Agreement, and the exercise by it of its rights and performance of its obligations under this Agreement will constitute private and commercial acts performed for private and commercial purposes.

10.8.2

As at the Signature Date, it will not be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in its jurisdiction of incorporation in relation to this Agreement.

10.9	Jurisdiction/governing law

10.9.1	Its:

(a)	irrevocable submission under this Agreement to the non-exclusive jurisdiction of the High Court of South Africa (Gauteng Local Division, Johannesburg) (or any successor division);

(b)	agreement that this Agreement is governed by the laws of South Africa; and

(c)	agreement not to claim any immunity to which it or its assets may be entitled,

are legal, valid and binding under the laws of its jurisdiction of incorporation.

10.9.2	Any judgment obtained in South Africa in relation to this Agreement will be recognised and enforced in its jurisdiction of incorporation

10.10	Common Terms Agreement

It is familiar with the relevant terms, conditions, words and expressions in the Common Terms Agreement and agrees to be bound by the terms of the Common Terms Agreement that are incorporated into this Agreement.

10.11	Times for making representations

10.11.1	The representations and warranties set out in this Clause 10 are made by each Subordinated Creditor on the Signature Date.

10.11.2

Unless a representation and warranty is expressed to be given at a specific date (in which case it shall not be deemed to be repeated on another date), each representation and warranty is deemed to be repeated by:

(a)	each Subordinated Creditor on each day until the Final Discharge Date; and

(b)	each Additional Subordinated Creditor, on the day on which it becomes (or it is proposed that it becomes) an Additional Subordinated Creditor.

10.11.3	When a representation and warranty is repeated, it is made with reference to the circumstances existing at the time of repetition.

11.	INFORMATION BY SUBORDINATED CREDITORS

11.1	Defaults

Each Subordinated Creditor must notify the Facility Agent of the occurrence of any event of default or potential event of default under the Subordinated Documents to which it is party, promptly upon becoming aware of it.

11.2	Amount of Subordinated Debt

Each Subordinated Creditor must, on request by the Facility Agent, notify it of details of the amount of the Subordinated Debt.

12.	PRESERVATION OF SUBORDINATED DEBT

Notwithstanding any term of this Agreement postponing, subordinating or preventing the payment of any Subordinated Debt, that Subordinated Debt will, solely as between the Parent and the relevant Subordinated Creditor, remain owing or due and payable in accordance with the terms of the applicable Subordinated Documents.

13.	TREATMENT OF DISTRIBUTIONS

13.1	Non-cash distributions

If any Senior Creditor receives from any Obligor or from any other source any distribution otherwise than in cash in respect of the Subordinated Debt from any Obligor or from any other source, the Senior Debt will not be deemed reduced by that distribution until and except to the extent that the realisation proceeds are applied towards the Senior Debt.

13.2	Transfer of distributions

The Borrower, each Intergroup Debtor and each Subordinated Creditor must do anything which the Facility Agent may reasonably require as being necessary to transfer to the Facility Agent all payments and distributions which are to be made to or held for the benefit of the Senior Creditors, including endorsements and execution of formal transfers.

14.	RESPONSIBILITY OF THE FACILITY AGENT

14.1	Rights and responsibility of the Facility Agent

The Facility Agent will not be liable to any Subordinated Creditor for the manner of exercise of or for any non-exercise of its powers under this Agreement or another Finance Document, or any failure to collect or preserve the Subordinated Debt (except to the extent that a Subordinated Creditor incurs any loss, liability or damage as a direct result of the gross negligence or wilful misconduct of the Facility Agent).

14.2	Indemnity

The Borrower, each Intergroup Debtor and each Subordinated Creditor must jointly and severally indemnify the Facility Agent and every attorney appointed by it in respect of any loss or liability incurred by it in connection with any of its rights, powers and discretions under this Agreement, unless that liability arises as a result of the Facility Agent's or it's attorney's gross negligence or wilful misconduct.

14.3	Non-derogation

Nothing contained in this Agreement in any manner affects the rights or remedies of any Senior Creditor under the Finance Documents.

15.	CHANGES TO THE PARTIES

15.1	The Borrower, the Intergroup Debtors and the Subordinated Creditors

15.1.1

The Borrower, the Intergroup Debtors or the Subordinated Creditors may not cede and/or delegate or otherwise transfer any of its rights or obligations under this Agreement, without the express prior written consent of the Facility Agent.

15.1.2

Without prejudice to the provisions of another Finance Document, no Subordinated Creditor may cede and/or delegate or otherwise transfer any of its rights or obligations under any Subordinated Document or with respect to any Subordinated Debt, unless the person to which those rights or obligations are transferred is or becomes party to this Agreement as a Subordinated Creditor.

15.1.3

In the event that any person other than Holdco becomes a shareholder of the Borrower, the Borrower and each Intergroup Debtor or Subordinated Creditor that is aware thereof shall, promptly upon becoming so aware, be obliged to:

(a)	notify the Facility Agent; and

(b)

procure that such person who becomes a shareholder of the Borrower accedes to this Agreement as an Additional Subordinated Creditor in accordance with Clause 15.3(Additional Subordinated Creditor) without delay and in any case before or simultaneously with such person becoming a shareholder of the Borrower.

15.2	Additional Intergroup Debtor

A person shall become an Additional Intergroup Debtor if:

15.2.1	the Additional Intergroup Debtor and the Borrower deliver to the Facility Agent a duly completed and executed Accession Letter; and

15.2.2

the Facility Agent has received all of the documents and evidence listed in Schedule 4 (Conditions Precedent) in relation to that Additional Intergroup Debtor, each in form and substance satisfactory to the Facility Agent.

15.3	Additional Subordinated Creditor

A person shall become an Additional Subordinated Creditor if:

15.3.1	the Additional Subordinated Creditor and the Borrower deliver to the Facility Agent a duly completed and executed Accession Letter; and

15.3.2

the Facility Agent has received all of the documents and evidence listed in Schedule 4 (Conditions Precedent) in relation to that Additional Subordinated Creditor, each in form and substance satisfactory to the Facility Agent.

15.4	The Senior Creditors

15.4.1	A Senior Creditor may cede or otherwise transfer all or any of its rights under this Agreement, in accordance with the Common Terms Agreement.

15.4.2

The Borrower, each Intergroup Debtor and each Subordinated Creditor irrevocably consent to any splitting of claims which may arise as a result of a Senior Creditor exercising its rights under this Clause 15.4.

15.4.3	References to the Facility Agent in this Agreement include any successor Facility Agent appointed under the Finance Documents.

16.	POWER OF ATTORNEY

The Borrower, each Intergroup Debtor and each Subordinated Creditor irrevocably and severally appoint the Facility Agent and any of its delegates or sub-delegates to be its attorney to take any action which the Borrower, an Intergroup Debtor or a Subordinated Creditor is obliged to take under this Agreement but has failed to take. The Borrower, each Intergroup Debtor and each Subordinated Creditor ratify and confirm whatever any attorney does or purports to do under its appointment under this Clause.

17.	SET-OFF

A Senior Creditor may set off any matured obligation owed to it by a Subordinated Creditor under this Agreement (to the extent beneficially owned by that Senior Creditor) against any matured obligation owed by that Senior Creditor to that Subordinated Creditor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Senior Creditor may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

18.	DEFAULT INTEREST

18.1

If a Subordinated Creditor fails to pay any amount payable by it under this Agreement to a Senior Creditor, it must, on demand by the Facility Agent, pay interest on the overdue amount from the due date up to the date of actual payment at a rate equal to the Prime Rate plus 2.00 per cent.

18.2

For the purposes of this Clause, Prime Rate means, at any relevant time, the publicly quoted prime overdraft rate of interest of FirstRand Bank Limited (acting through its First National Bank division) at that time, being the nominal rate of interest per annum (compounded monthly in arrear) at which that bank lends money on unsecured overdraft to corporate borrowers (a certificate from any manager of that bank, whose appointment or authority need not be proved, as to the prime rate at any time and the usual way in which it is calculated and compounded at such time will be prima facie proof of that rate).

18.3	Interest (if unpaid) on an overdue amount will be compounded at the end of each calendar month, but will remain immediately due and payable.

19.	CALCULATIONS AND CERTIFICATES

19.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with this Agreement, the entries made in the accounts maintained by a Senior Creditor, in the absence of manifest error, are prima facie proof of the matters to which they relate.

19.2	Certificates and determinations

A certification or determination by the Facility Agent of a rate or amount or a due date under this Agreement, signed by any officer, manager or employee of the Facility Agent (the appointment of which officer, manager or employee need not be proved), will be, in the absence of manifest error, prima facie proof of the matters to which it relates.

19.3	Accrual and day count convention

Any interest accruing under this Agreement accrues from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days or otherwise, depending on what the Facility Agent reasonably determines is market practice.

20.	NOTICES AND DOMICILIA

20.1	In writing

20.1.1	Any communication in connection with this Agreement must be in writing.

20.1.2

Communications in connection with this Agreement, other than a notice of intended cession, delegation or transfer or a notice of Default, may also be given by any form of electronic communication previously approved in writing by the Facility Agent.

20.1.3	Any consent, waiver or agreement required under this Agreement must be given in writing.

20.2	Language

Any notice given in connection with this Agreement must be in English.

20.3	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is:

20.3.1	in the case of the Subordinated Creditors, the address and other details specified opposite its name in Schedule 1 to this Agreement;

20.3.2	in the case of the Borrower:

Address:	Sixth Floor
President Place
Corner Jan Smuts Avenue and Bolton Road
Rosebank, 2196

Email address:	hermank@net1.com

For the attention of:	Herman Kotze

20.3.3	in the case of the Facility Agent (in its capacity as such):

Address:	1 Merchant Place, 14th Floor
Cnr Fredman Drive and Rivonia Road
Sandton, 2196

Email address:	Ravana.chetty@rmb.co.za
Sureka.ally@rmb.co.za
Ziyaad.manie@rmb.co.za

Fax number:	+27 (11) 282 4043

For the attention of:	Head of Transaction Management - Investment Banking Division

20.3.4	in the case of each Original Senior Creditor (in its capacity as such), the address and other details specified opposite its name in Schedule 1 (The Original Parties) of the Common Terms Agreement;

20.3.5	in the case of any other Senior Creditor, those details notified in writing to the Facility Agent on or before the date on which it becomes a party to the Common Terms Agreement,

or any substitute address or fax number or department or officer as the Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than 5 Business Days' notice.

20.4	Effectiveness

20.4.1	Except as provided below, any communication in connection with this Agreement will be deemed to have been duly given:

(a)	if delivered in person, at the time of delivery;

(b)	if posted, 14 days after being deposited in the post, postage prepaid, in a correctly addressed envelope;

(c)

if by fax, e-mail or any other electronic communication, and provided it is received in legible form, on the day of its transmission, except that any such transmission after 16h30 shall be deemed to have been received on the following day.

20.4.2	A communication given under 20.4.1 above but received on a day which is not a Business Day or after business hours in the place of receipt will be deemed to be given on the next Business Day.

20.4.3	Where the Facility Agent nominates a particular department or officer to receive a communication, a communication will not be effective if it fails to specify that department or officer.

20.4.4	A communication to the Facility Agent will only be effective on actual receipt by it.

20.4.5	This Clause will not operate so as to invalidate the giving or receipt of any notice which is actually received by the addressee other than by a method referred to above.

21.	MISCELLANEOUS MATTERS

21.1	Entire contract

This Agreement read together with the other Finance Documents contain all the express provisions agreed on by the Parties with regard to the subject matter of the Finance Documents and each Party waives the right to rely on any alleged express provision not contained in the Finance Documents.

21.2	No representations

A Party may not rely on any representation which allegedly induced that Party to enter into this Agreement or another Finance Document, unless the representation is recorded in this Agreement or another Finance Document.

21.3	Rights and remedies

The rights and remedies of a Senior Creditor under this Agreement:

21.3.1	are cumulative and not exclusive of its rights under the general law;

21.3.2	may be exercised as often as that Senior Creditor requires;

21.3.3	may be waived only in writing and specifically.

Delay in the exercise or non-exercise of any right is not a waiver of that right.

21.4	Indulgences

21.4.1

If a Senior Creditor allows any indulgence to the Borrower, an Intergroup Debtor or a Subordinated Creditor under this Agreement, that indulgence will not constitute a waiver by that Senior Creditor of any rights under this Agreement or prevent or adversely affect the exercise by that Senior Creditor of any existing or future right.

21.4.2

A Senior Creditor will not be estopped (i.e. prevented) from exercising its rights arising out of a breach by the Borrower, an Intergroup Debtor or a Subordinated Creditor of any of its obligations under this Agreement, as a result of that Senior Creditor having elected or agreed on one or more previous occasions not to exercise its rights arising out of any similar preceding breach or breaches.

21.5	Amendments and cancellation

21.5.1	No contract varying, adding to, deleting from or cancelling this Agreement will be effective unless reduced to writing and signed by or on behalf of the Parties.

21.5.2

The expiry or termination of this Agreement will not prejudice the rights of a Senior Creditor in respect of any antecedent breach by the Borrower, an Intergroup Debtor or a Subordinated Creditor of, or non-performance under, this Agreement.

21.6	Severability

Each term of this Agreement, whether forming an entire clause or only part of a clause, is divisible and severable from all the other terms (regardless of the manner in which they may be linked together or grouped grammatically). If a term of this Agreement is or becomes illegal, invalid or unenforceable in any respect in any jurisdiction, that will not affect or impair in any manner the legality, validity or enforceability in that jurisdiction of any other term of this Agreement, or the legality, validity or enforceability in other jurisdictions of that and all the other terms of this Agreement.

21.7	Renunciation of benefits

Each Subordinated Creditor renounces, to the extent permitted under applicable law, the benefits of each of the legal exceptions of excussion, division, revision of accounts, no value received, errore calculi, non causa debiti, non numeratae pecuniae and cession of actions, and declares that it understands the meaning of each such legal exception and the effect of such renunciation.

21.8	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by South African law.

21.9	Jurisdiction

21.9.1

The Parties consent to the non-exclusive jurisdiction of the High Court of South Africa (Gauteng Local Division, Johannesburg) (or its successor division), to settle any dispute in connection with this Agreement.

21.9.2

The Parties agree that the High Court of South Africa (Gauteng Local Division, Johannesburg) is the most appropriate and convenient court to settle any such dispute in connection with this Agreement. The Parties agree not to argue to the contrary and waive objection to this court on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Agreement.

21.9.3	To the extent allowed by law, a Senior Creditor may take:

(a)	proceedings in any other court; and

(b)	concurrent proceedings in any number of jurisdictions.

21.10	Waiver of immunity

Each Subordinated Creditor irrevocably and unconditionally:

21.10.1	agrees not to claim any immunity from proceedings brought by a Senior Creditor against it in relation to a Finance Document and to ensure that no such claim is made on its behalf;

21.10.2	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

21.10.3	waives all rights of immunity in respect of it or its assets.

21.11	Further assurances

Each Party must perform, or procure the performance, of all further things, and execute and deliver (or procure the execution and delivery) of all further documents, as may be required by any applicable law or as may be necessary or desirable to implement or give effect to this Agreement and the transactions contemplated herein.

21.12	Independent advice

Each Party acknowledges that it has been free to secure independent legal and other advice as to the nature and effect of this Agreement and that it has either taken such independent legal and other advice or dispensed with the necessity of doing so. Further, each Party acknowledges that all of the provisions of this Agreement and the restrictions herein contained have been negotiated as between the Parties and are part of the overall intention of the Parties in connection with this Agreement.

21.13	Counterparts

This Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

SCHEDULE 1

THE ORIGINAL SUBORDINATED CREDITORS

	Original Subordinated Creditor [Column 2]	Domicile / Jurisdiction of incorporation [Column 3]	Registration number (or equivalent) [Column 4]	Address for purposes of Clause 20 (Notices and Domicilia) [Column 5]
1.	Net1 UEPS Technologies, Inc.	State of Florida, United States	-	Sixth Floor President Place Corner Jan Smuts Avenue and Bolton Road Rosebank, 2196 Email: hermank@net1.com Attention: Herman Kotze

2.	Net1 Applied Technologies South Africa Proprietary Limited	South Africa	2002/031446/07
3.	Cash Paymaster Services Proprietary Limited	South Africa	1971/007195/07
4.	EasyPay Proprietary Limited	South Africa	1983/008597/07
5.	Manje Mobile Electronic Payment Services Proprietary Limited	South Africa	2008/004377/07
6.	Moneyline Financial Services Proprietary Limited	South Africa	1998/020799/07
7.	Net1 FIHRST Holdings Proprietary Limited	South Africa	2009/022023/07
8.	Net1 Finance Holdings Proprietary Limited	South Africa	1998/020801/07
9.	Net1 Mobile Solutions Proprietary Limited	South Africa	2006/009851/07
10.	Net1 Universal Electronic Technological Solutions Proprietary Limited	South Africa	2009/001034/07
11.	Prism Holdings Proprietary Limited	South Africa	1998/018949/07
12.	Prism Payment Technologies Proprietary Limited	South Africa	1990/005062/07
13.	RMT Systems Proprietary Limited	South Africa	2001/028826/07

SCHEDULE 2

THE ORIGINAL INTERGROUP DEBTORS

	Original Intergroup Debtors [Column 2]	Domicile / Jurisdiction of incorporation [Column 3]	Registration number (or equivalent) [Column 4]	Address for purposes of Clause 20 (Notices and Domicilia) [Column 5]
1.	Net1 UEPS Technologies, Inc.	State of Florida, United States	-	Sixth Floor President Place Corner Jan Smuts Avenue and Bolton Road Rosebank, 2196 Email: hermank@net1.com Attention: Herman Kotze
2.	Net1 Applied Technologies South Africa Proprietary Limited	South Africa	2002/031446/07
3.	Cash Paymaster Services Proprietary Limited	South Africa	1971/007195/07
4.	EasyPay Proprietary Limited	South Africa	1983/008597/07
5.	Manje Mobile Electronic Payment Services Proprietary Limited	South Africa	2008/004377/07
6.	Moneyline Financial Services Proprietary Limited	South Africa	1998/020799/07
7.	Net1 FIHRST Holdings Proprietary Limited	South Africa	2009/022023/07
8.	Net1 Finance Holdings Proprietary Limited	South Africa	1998/020801/07
9.	Net1 Mobile Solutions Proprietary Limited	South Africa	2006/009851/07
10.	Net1 Universal Electronic Technological Solutions Proprietary Limited	South Africa	2009/001034/07
11.	Prism Holdings Proprietary Limited	South Africa	1998/018949/07
12.	Prism Payment Technologies Proprietary Limited	South Africa	1990/005062/07
13.	RMT Systems Proprietary Limited	South Africa	2001/028826/07

SCHEDULE 3

THE ORIGINAL SENIOR CREDITORS

Part I : Original Senior Lender

	Name of Original Senior Lender	Jurisdiction of Incorporation	Registration number (or equivalent, if any)
1.	FirstRand Bank Limited (acting through its Rand Merchant Bank Division)	South Africa	1929/001225/06

Part II : Other Finance Parties

	Name of Other Finance Parties	Jurisdiction of Incorporation	Registration number (or equivalent, if any)
1.	FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as Facility Agent)	South Africa	1929/001225/06

SCHEDULE 4

CONDITIONS PRECEDENT

1.	An Accession Letter, duly executed by the Additional Intergroup Debtor or the Additional Subordinated Creditor and the Borrower.

2.	A copy of the constitutional documents of the Additional Intergroup Debtor or the Additional Subordinated Creditor.

3.	A copy of a resolution of the board of directors of the Additional Intergroup Debtor or the Additional Subordinated Creditor:

3.1	approving the terms of, and the transactions contemplated by, the Accession Letter and the Agreement and resolving that it execute the Accession Letter;

3.2	authorising a specified person or persons to execute the Accession Letter on its behalf; and

3.3

authorising a specified person or persons, on its behalf, to sign and/or despatch all other documents and notices to be signed and/or despatched by it under or in connection with the Finance Documents.

4.

To the extent required with reference to the constitutional documents of an Additional Intergroup Debtor or an Additional Subordinated Creditor, a copy of a resolution duly passed by the holders of the issued shares of that Additional Intergroup Debtor or that Additional Subordinated Creditor, approving the terms of, and the transactions contemplated by, the Finance Documents to which that Additional Intergroup Debtor or that Additional Subordinated Creditor is a party.

5.	A specimen of the signature of each person authorised by the resolution referred to in paragraph 3 above.

6.

A certificate of an authorised signatory of the Additional Intergroup Debtor or the Additional Subordinated Creditor certifying that each copy document listed in this Schedule 4 is correct, complete and in full force and effect as at a date no earlier than the date of the Accession Letter.

7.

A legal opinion of [•], legal advisers to the Finance Parties and the Facility Agent in South Africa, addressed to the Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed to the Original Senior Lenders prior to signing the Accession Deed in respect of the legality, validity and enforceability of the Accession Deed.

8.

A legal opinion of [•], legal advisers to the Borrower in South Africa addressed to the Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed to the Original Senior Lender prior to signing the Accession Deed, in respect of the capacity, powers and authority of the Additional Intergroup Debtor or the Additional Subordinated Creditor incorporated in South Africa which are party to the Accession Deed, to enter into and perform their obligations under the Accession Deed and the other Finance Documents and the due execution of those documents.

9.

In relation to any Additional Intergroup Debtor or any Additional Subordinated Creditor incorporated in a jurisdiction other than South Africa, a legal opinion from legal counsel in that jurisdiction acceptable to the Facility Agent, addressed to the Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed to the Original Senior Lender prior to signing this Agreement, in respect of the capacity, powers and authority of the Additional Intergroup Debtor or the Additional Subordinated Creditor incorporated in a jurisdiction other than South Africa which are party to the Accession Deed, to enter into and perform their obligations under the Accession Deed and other Finance Documents and the due execution of those documents.

10.

A copy of any other authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Accession Letter or for the validity and enforceability of any Finance Document.

SCHEDULE 5

FORM OF ACCESSION LETTER

To:	[Facility Agent], as Facility Agent
[•]
[•]

From:	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

And:	[ADDITIONAL INTERGROUP DEBTOR/ADDITIONAL SUBORDINATED CREDITOR]

[•], 201[•]

Dear Sirs,

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
Subordination Agreement, dated [•], 2016
(the Agreement)

1.	We refer to the Agreement.

2.	This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

3.

[Intergroup Debtor/Subordinated Creditor] agrees, with effect from the date of this Accession Letter, to become a[n] [Intergroup Debtor/Subordinated Creditor] under the Agreement and to be bound by the terms of the Agreement as a[n] [Intergroup Debtor/Subordinated Creditor] pursuant to Clause 15.2 (Changes to the Parties) of the Agreement.

4.	[Intergroup Debtor/Subordinated Creditor] is a company duly incorporated under the laws of [name of relevant jurisdiction].

5.	[Intergroup Debtor/Subordinated Creditor's] administrative details are as follows:

Address:	[•];
Fax number:	[•];
For the attention of:	[•].

6.	This Accession Letter is a Finance Document.

7.	This Accession Letter may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Accession Letter.

8.	This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by South African law.

For and on behalf of:	For and on behalf of:
Net1 Applied Technologies South Africa Proprietary Limited	[Additional Intergroup Debtor/Additional Subordinated Creditor]

Name:		Name:

Office:		Office:
	(who warrants his authority)		(who warrants his authority)

Accepted by the Facility Agent:

For and on behalf of:	For and on behalf of:
[Facility Agent]	[Facility Agent]

Name:		Name:

Office:		Office:

Date:		Date:
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

BORROWER

For and on behalf of:
Net1 Applied Technologies South Africa Proprietary Limited

Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer
(who warrants his authority)

SIGNATURE PAGE

HOLDCO

For and on behalf of:
Net1 UEPS Technologies, Inc.

Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer
(who warrants his authority)

SIGNATURE PAGE

SUBORDINATED CREDITORS

For and on behalf of:	For and on behalf of:
Net1 UEPS Technologies, Inc.	Net1 Applied Technologies South Africa Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

For and on behalf of:	For and on behalf of:
Cash Paymaster Services Proprietary Limited	EasyPay Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

For and on behalf of:	For and on behalf of:
Manje Mobile Electronic Payment Services Proprietary Limited	Moneyline Financial Services Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

SUBORDINATED CREDITORS

For and on behalf of:	For and on behalf of:
Net1 FIHRST Holdings Proprietary Limited	Net1 Finance Holdings Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

For and on behalf of:	For and on behalf of:
Net1 Mobile Solutions Proprietary	Net1 Universal Electronic Technological
Limited	Solutions Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ N. Pillay

Office:	Chief Financial Officer	Office:	Director
	(who warrants his authority)		(who warrants his authority)

For and on behalf of:	For and on behalf of:
Prism Holdings Proprietary Limited	Prism Payment Technologies Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

SUBORDINATED CREDITORS

For and on behalf of:
RMT Systems Proprietary Limited

Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer
(who warrants his authority)

SIGNATURE PAGE

INTERGROUP DEBTORS

For and on behalf of:	For and on behalf of:
Net1 UEPS Technologies, Inc.	Net1 Applied Technologies South Africa Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

For and on behalf of:	For and on behalf of:
Cash Paymaster Services Proprietary Limited	EasyPay Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

For and on behalf of:	For and on behalf of:
Manje Mobile Electronic Payment Services Proprietary Limited	Moneyline Financial Services Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

INTERGROUP DEBTORS

For and on behalf of:	For and on behalf of:
Net1 FIHRST Holdings Proprietary Limited	Net1 Finance Holdings Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

For and on behalf of:	For and on behalf of:
Net1 Mobile Solutions Proprietary Limited	Net1 Universal Electronic Technological Solutions Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ N. Pillay

Office:	Chief Financial Officer	Office:	Director
	(who warrants his authority)		(who warrants his authority)

For and on behalf of:	For and on behalf of:
Prism Holdings Proprietary Limited	Prism Payment Technologies Proprietary Limited

Name:	/s/ Herman G. Kotzé	Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer	Office:	Chief Financial Officer
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

INTERGROUP DEBTORS

For and on behalf of:
RMT Systems Proprietary Limited

Name:	/s/ Herman G. Kotzé

Office:	Chief Financial Officer
(who warrants his authority)

SIGNATURE PAGE

THE ORIGINAL SENIOR LENDER

For and on behalf of:	For and on behalf of:
FirstRand Bank Limited (acting through its Rand Merchant Bank Division)	FirstRand Bank Limited (acting through its Rand Merchant Bank Division)

Name:	/s/ Niel van Zyl	Name:	/s/ Ziyaad Manie

Office:	Authorised	Office:	Authorised
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

THE FACILITY AGENT

For and on behalf of:	For and on behalf of:
FirstRand Bank Limited (acting through its Rand Merchant Bank division)	FirstRand Bank Limited (acting through its Rand Merchant Bank division)

Name:	/s/ Niel van Zyl	Name:	/s/ Ziyaad Manie

Office:	Authorised	Office:	Authorised
	(who warrants his authority)		(who warrants his authority)